SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) April 10, 2003


                             RITE AID CORPORATION
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            (Exact name of registrant as specified in its charter)



Delaware                                 1-5742                   23-1614034
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(State or Other Jurisdiction          (Commission              (IRS  Employer
of Incorporation)                    File Number)            Identification No.)




30 Hunter Lane, Camp Hill, Pennsylvania                          17011
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code         (717) 761-2633
                                                         -----------------------


                                     None
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         (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1 Registrant's Press Release, dated April 10, 2003.

Item 12. Results of Operations and Financial Condition.

On April 10, 2003, we announced our results of operations and financial position as of and for the fourth quarter and year ended March 1, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The announcement includes the non-GAAP financial measures "Adjusted FIFO Net Income (Loss)" and "Adjusted EBITDA."

Adjusted FIFO net income (loss) represents results from continuing operations before extraordinary items and also primarily excludes LIFO adjustments, charges for store closing and impairment, closed store liquidation expense, stock-based compensation expense, share of loss from equity investments, loss on debt and lease conversions and modifications, litigation proceeds, litigation expense, expenses related to prior managements' business practices and non-recurring items.

Adjusted EBITDA represents income from continuing operations before extraordinary items and also primarily excludes income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges for store closing and impairment, closed store liquidation expense, stock-based compensation expense, share of loss from equity investments, loss on debt and lease conversions and modifications, litigation proceeds, litigation expense, expenses related to prior managements' business practices and non-recurring items.

We reference these non-GAAP financial measures as a management group frequently in our decision-making because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. In addition, incentive compensation for management is based on Adjusted EBITDA and we base our forward-looking estimates on Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. We include these non-GAAP financial measures in the earnings announcement in order to provide transparency to investors and enable investors to compare our operating performance with the operating performance of our competitors.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RITE AID CORPORATION





Dated:  April 10, 2003                      By:


                                            /s/ Robert B. Sari
                                            ------------------------------------
                                            Name:  Robert B. Sari
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary





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                                 EXHIBIT INDEX



Exhibit No.       Description

99.1              Registrant's Press Release dated April 10, 2003.